UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 8, 2017 (December 7, 2017)

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On December 7, 2017, EQT Corporation (EQT), EQT Gathering, LLC (EQT Gathering), Equitrans, L.P. (Equitrans), EQT Midstream Partners, LP (EQM), and EQT Midstream Services, LLC, the general partner of EQM (the EQM General Partner), entered into a Secondment Agreement (the Secondment Agreement).  The Secondment Agreement:

•                  replaced the existing Amended and Restated Operation and Management Services Agreement, dated as of May 7, 2014, which previously provided for, among other things, the provision by EQT Gathering of certain operation and management services for and on behalf of Equitrans, and the secondment of employees of EQT Gathering, with respect to certain facilities owned by EQM and its subsidiaries;

•                  provides that EQM will utilize the secondment of available EQT employees under the control of EQM to operate its assets; and

•                  removed the designation of EQT Gathering as the operator of EQM’s assets and, as a result, the operation of all EQM’s assets are now under the management and direction of EQM.

The foregoing description of the Secondment Agreement is only a summary, and is subject to and qualified in its entirety by reference to the full text of the Secondment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2017, the EQM General Partner entered into Amendment No. 3 (the Amendment) to the First Amended and Restated Agreement of Limited Partnership of EQM, dated as of July 2, 2012, as amended, in response to certain changes to the Internal Revenue Code enacted by the Bipartisan Budget Act of 2015 relating to partnership audit and adjustment procedures.

The foregoing description of the Amendment in this Current Report does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of EQT Midstream Partners, LP, dated December 7, 2017

10.1	Secondment Agreement, dated December 7, 2017, by and among EQT Corporation, EQT Gathering, LLC, Equitrans, L.P., EQT Midstream Partners, LP, and EQT Midstream Services, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT MIDSTREAM PARTNERS, LP

	By:	EQT Midstream Services, LLC,
its general partner

Date: December 8, 2017	By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer